The RREEF Funds
                             101 California Street
                      San Francisco, California 94111-5853

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON JUNE 13, 1997

To RREEF Shareholders:


     NOTICE IS HEREBY GIVEN THAT a Special Meeting of the shareholders of the RREEF Real Estate Securities Fund, a portfolio of RREEF Securities Fund, Inc. (the "RREEF Fund") will be held at American Century Tower I, 4500 Main Street, Kansas City, Missouri, on June 13, 1997, at 10 a.m. Central time for the following purposes:


     ITEM 1 To consider and act upon a proposal to approve an Agreement and Plan of Merger and the transaction contemplated thereby, specifically the merger of the RREEF Fund with and into the American Century Real Estate Fund, a portfolio of American Century Capital Portfolios, Inc.

     ITEM 2 To transact such other business as may properly come before the Special Meeting or any adjournment(s) thereof.


     The proposed merger and related matters are described in the attached Prospectus/Proxy Statement. Appendix I to the Prospectus/Proxy Statement is a copy of the Agreement and Plan of Merger.

     Shareholders of record as of the close of business on April 25, 1997, are entitled to notice of, and to vote at, the Special Meeting or any adjournment(s) thereof.

     PLEASE EXECUTE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE RETURN YOUR PROXY CARD EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING. THIS IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.




                                            Kim G. Redding
                                            President


                                            May 21, 1997



                           PROSPECTUS/PROXY STATEMENT

                               DATED MAY 21, 1997

                   AMERICAN CENTURY CAPITAL PORTFOLIOS, INC.
                          American Century Investments
                                4500 Main Street
                                P.O. Box 419200
                        Kansas City, Missouri 64141-6200
                                 (800) 345-2021

                          RREEF SECURITIES FUND, INC.
                                The RREEF Funds
                             101 California Street
                      San Francisco, California 94111-5853

     This Prospectus/Proxy Statement is furnished in connection with the solicitation of votes by the Board of Directors of the RREEF Real Estate
Securities Fund (the "RREEF Fund") in connection with a Special Meeting of Shareholders to be held on June 13, 1997, at 10 a.m. (Central time) at American Century Tower I, 4500 Main Street, Kansas City, Missouri.

     This prospectus/proxy statement is intended to give you the information you need to consider and vote on the proposed merger of the RREEF Fund with and into the American Century Real Estate Fund (the "ACRE Fund") pursuant to an Agreement and Plan of Merger that can be found in Appendix I to this document. Both funds are open-end management investment companies. Much of this information is required by rules of the Securities and Exchange Commission; some of it is highly technical. If you have any questions about these materials or how to vote your shares, please call Peter J. Broccolo, Vice President, RREEF Client Relations, at (312) 266-9300.

     The ACRE Fund is a newly created series of American Century Capital Portfolios, Inc. that currently has no assets. It currently possesses substantially identical investment objectives and investment policies as the RREEF Fund. It was created for the purpose of facilitating the addition of the RREEF Fund to the American Century Investments mutual fund family. Both funds are registered with the SEC. Copies of the Prospectuses and Statement of Additional Information of both funds are included with this Prospectus/Proxy Statement.

     This Prospectus/Proxy Statement constitutes the Proxy Statement of the RREEF Fund for the Special Meeting of Shareholders and a prospectus for the Investor Class shares of the ACRE Fund that are to be issued in connection with the merger. It is expected to be first sent to shareholders on or about May 21, 1997.

     LIKE ALL MUTUAL FUND SHARES, THE SECURITIES OF THE ACRE FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED ON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

Proxy Statement                                Prospectus/Proxy Statement      1



                               TABLE OF CONTENTS

PROSPECTUS/PROXY STATEMENT.....................................................1

IMPORTANT INFORMATION YOU SHOULD CONSIDER (Q&A)................................3

TRANSACTION AND OPERATING EXPENSE INFORMATION..................................6

INFORMATION RELATING TO THE PROPOSED MERGER....................................7

ADDITIONAL INFORMATION ABOUT THE PROPOSED TRANSACTION..........................9
     Federal Income Tax Consequences...........................................9
     Capitalization............................................................9
     Information about the ACRE Fund...........................................9
     Information about the RREEF Fund.........................................10

SHAREHOLDER TRANSACTIONS AND SERVICES.........................................12
     Classes..................................................................12
     Sales Loads and other Redemption Fees....................................12
     Purchase Policies........................................................12
     Redemption Policies......................................................13
     Share Exchanges..........................................................14
     Open Orders..............................................................14
     Responsibility for Telephone Instructions................................14
     Automated Information Line and Online Access.............................15
     Distributions............................................................15

INFORMATION RELATING TO VOTING MATTERS........................................16
     General Information......................................................16
     Voting and Revocation of Proxies.........................................16
     Record Date..............................................................16
     Quorum...................................................................16
     Shareholder Vote Required................................................16
     Cost of Proxy Solicitation...............................................17
     Certain RREEF Fund Shareholders..........................................17
     Appraisal Rights.........................................................17
     Annual Meetings..........................................................17

ADDITIONAL INFORMATION........................................................18
     Where to Find Information Incorporated by Reference......................18
     Litigation...............................................................18
     Financial Statements.....................................................18
     Pro Forma Financial Statements...........................................18
     Other Business...........................................................18
     Shareholder Inquiries....................................................18

APPENDIX I--AGREEMENT AND PLAN OF MERGER

     NO  PERSON  HAS  BEEN  AUTHORIZED  TO GIVE ANY  INFORMATION  OR TO MAKE ANY
REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS/PROXY STATEMENT AND IN THE MATERIALS EXPRESSLY INCORPORATED HEREIN BY REFERENCE AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY THE RREEF FUND OR AMERICAN CENTURY CAPITAL PORTFOLIOS.

Proxy Statement                                         Table of Contents      2



                   IMPORTANT INFORMATION YOU SHOULD CONSIDER

     The following Q&A is a brief summary of some of the key features of the proposed merger that may be important to you. As is true with all summaries, however, perhaps not all of the information or topics that you may think are important will be included below. As a result, this Q&A is qualified in its entirety by the more detailed information contained elsewhere in this
Prospectus/Proxy Statement, or incorporated into this Prospectus/Proxy Statement, or attached as an Appendix. Accordingly, please read all the enclosed proxy materials before voting. Please remember to vote your shares as soon as possible.

     WHAT IS THE PURPOSE OF THE UPCOMING MEETING?

     The Board of Directors has recommended merging the RREEF Fund with and into the ACRE Fund. The merger requires shareholder approval. As a result, the Board is soliciting your proxy for a special shareholder meeting to consider the merger.

     WHAT IS THE ACRE FUND? WHY IS THE MERGER BEING PROPOSED?

     The ACRE Fund is a newly-created series of American Century Capital Portfolios, Inc. It currently has no assets. It possesses substantially identical investment objectives and investment policies as the RREEF Fund. It was created for the purpose of establishing an entity into which the RREEF Fund could merge. The merger is being proposed so that the RREEF Fund will become, in effect, a part of the American Century Investments mutual fund family. The ACRE Fund will be a "successor" to the RREEF Fund, which means the performance record of the RREEF Fund, as well as its financial statements, will continue in the ACRE Fund.

     WHO IS AMERICAN CENTURY INVESTMENTS?

     American Century Investments is a Kansas City, Missouri-based mutual fund complex consisting of nearly 70 funds. It is the fund group that was created after the acquisition of The Benham Group of mutual funds by Twentieth Century Mutual Funds. The complex totals more than $50 billion in assets under management, and serves over 2 million shareholders. It is currently the fourth largest no-load mutual fund complex in the United States.

     WHY DID THE RREEF BOARD OF DIRECTORS APPROVE THE MERGER?

     While there were many reasons, a primary reason was to improve the level of shareholder service available to fund shareholders. The Directors specifically considered the benefits that will be available to fund shareholders as a result of being part of a leading mutual fund family, such as the availability of increased and expanded telephone services, audio response units, enhanced shareholder statements, extended customer service hours, and improved shareholder communications, such as fund newsletters. In addition, the Directors considered the newly opened universe of funds that would be directly available to RREEF Fund shareholders. The Directors also considered the much greater network of distribution that would be available to the fund as a part of the American Century Investments family. With regard to the fund itself, the Directors considered that the ACRE Fund would have substantially identical investment policies and strategies as the existing fund, the transaction would be tax-free to existing shareholders, there would be no dilution of their current interests, and, importantly, the same advisor, RREEF Real Estate Advisers L.P., would still be making the day-to-day investment decisions for the fund. The Board was advised that RREEF Real Estate Securities Advisers was unwilling to continue to absorb expenses in its current relationship with the RREEF Fund. Considering all these and other factors, the Board determined the merger was in the best interests of the fund and its shareholders. The ACRE Fund Board of Directors also came to the same conclusion regarding the ACRE Fund.

     WHAT WILL SHAREHOLDERS RECEIVE IF THE MERGER IS APPROVED?

     You will receive the same number of Investor Class shares of the ACRE Fund that you now hold in the RREEF Fund. The value of the shares you receive will be the same as the value of your holdings immediately prior to the merger. Importantly, what you will also receive are shares of an American Century fund, which will make the rest of the American Century fund family directly available to you.

Proxy Statement                 Important Information You Should Consider      3



     WHAT ARE "INVESTOR CLASS" SHARES?

     The ACRE Fund has three classes of shares authorized for issuance: the Investor Class, the Institutional Class and the Advisor Class. Investor Class shares are sold without any commissions or other sales charges and are intended for purchase by retail, no-load investors. The other classes are primarily intended for purchase by institutional investors through institutional distribution channels, and will not be offered until after the merger.

     WILL THE MERGER CAUSE RREEF FUND SHAREHOLDERS TO REALIZE INCOME OR CAPITAL GAINS FOR TAX PURPOSES?

     The exchange of shares in the merger will be tax-free for federal income tax purposes. We will obtain a legal opinion from Dechert Price & Rhoads, a law firm that specializes in this area, confirming that the merger will not be a taxable event for you. Your tax basis and holding period for your shares will be unchanged. However, the distribution of ordinary income earned and net capital gains immediately prior to the merger will be taxable to you to the same extent ordinary distributions are currently taxable to you.

     HOW DO THE FEE STRUCTURE AND TOTAL EXPENSE RATIO OF THE ACRE FUND COMPARE TO THE RREEF FUND?

     In the RREEF Fund, the Fund (and hence, its shareholders) pay separate fees for investment advisory, administrative, custodial and transfer agency services. In addition, there are other expenses, such as the cost of annual audits and legal fees, that are incurred by the Fund that are also paid for by the Fund. The aggregate total of all the fees that the Fund can incur is currently capped at a 1.00% annual fee (although, without the cap, actual fund expenses would be much higher). In contrast, the ACRE Fund has an "all-inclusive" management fee. For the Investor Class of shares (the shares RREEF shareholders will receive if the merger is approved), the all inclusive fee will be a per annum fee of 1.20%. In exchange for the all inclusive fee, American Century Investment Management, Inc. ("ACIM") pays for all expenses of the fund except for taxes, interest, brokerage commissions, the fees and expenses of outside directors, and extraordinary items. It is true that the fee for the ACRE Fund will be higher than the current fee of the RREEF Fund. As more fully detailed under the heading "Board Consideration" on page 7, however, the Directors have concluded that in light of the fees and expenses charged by the fund's competitors, the increased level of service that fund shareholders will have available, the lower account minimum to be charged on the fund and other factors, the increased fee is fair and reasonable to fund shareholders.

     WILL THE ACRE FUND BE RISKIER THAN THE RREEF FUND?

     As previously noted, the ACRE Fund has adopted investment objectives and policies that are substantially identical to the current objectives and policies of the RREEF Fund. Long-term capital appreciation, with income as a secondary consideration, is the goal of both funds. Interests in real estate investment trusts, and stocks of companies that are principally engaged in the real estate business, are the primary investments of both funds. As a result, the risk profiles of the two funds should be essentially the same. As a current investor in the RREEF Fund, you likely are familiar with the way the fund operates and the risk that comes with it. The ACRE Fund's strategy and risks are summarized on pages 6 to 10 of the enclosed ACRE Fund prospectus.

     WHEN WILL THE MEETING BE HELD? WHO IS ENTITLED TO VOTE?

     The meeting will be held on Friday, June 13, 1997, at 10 a.m. at American Century Tower I, 4500 Main Street, Kansas City, Missouri. Please note that this will be a business meeting only. There will be no presentations about the fund. The record date for the meeting is April 25, 1997. All shareholders who own shares on that date are entitled to vote on the merger.

     IF A SHAREHOLDER RETURNS A PROXY NOW, CAN THAT VOTE BE CHANGED PRIOR TO THE MEETING?

     Yes. You can change your vote at any time by writing to us, or by sending us another proxy, or by attending the meeting and voting in person. In order to help insure we can hold the meeting, we ask that you please return the enclosed proxy at your earliest convenience. Doing so will help us achieve a quorum for the meeting.

     HOW DO SHAREHOLDERS VOTE THEIR SHARES?

     You can vote by mail or in person at the Special Meeting. The fastest and most convenient way is to complete, sign and mail the enclosed proxy voting card to us in the enclosed postage-paid envelope. We will vote your shares EXACTLY as you tell us. If you simply sign the card and return it, we will follow the recommendation of the Board of Directors and vote it "FOR" the merger. If you have any questions regarding the enclosed proxy statement or need assistance in voting your shares, please call Peter J. Broccolo, Vice President, RREEF Client Relations, at (312) 266-9300.

Proxy Statement                 Important Information You Should Consider      4



     WHEN WILL THE MERGER TAKE PLACE?

     Subject to receiving shareholder approval, the merger is scheduled to take place on June 13, 1997. The RREEF Fund will be merged into the ACRE Fund, and your shares of the RREEF Fund will be converted into the same number of ACRE Fund Investor Class shares. The value of your shares will not change as a result of the merger.

     HOW WILL THE DAY-TO-DAY MANAGEMENT OF THE ACRE FUND BE HANDLED?

     The ACRE Fund will be managed in the same way, on a day-to-day basis, as it is now. ACIM will serve as investment manager to the Fund. However, RREEF Real Estate Securities Advisers, the advisor to the RREEF Fund, will serve as subadvisor for the ACRE Fund, and carry out the day-to-day management of the funds' portfolio, just as it has since the RREEF Fund began operations.

     HOW WILL THE DISTRIBUTION, PURCHASE AND REDEMPTION PROCEDURES AND EXCHANGE RIGHTS CHANGE WITH THE ACRE FUND?

     The ACRE Fund will have the same distribution, purchase and exchange procedures as other American Century Investments funds. The distribution policies remain unchanged. Purchases can be made by mail or by telephone or electronically, if you have elected such services. The minimum initial purchase will now be $2500 (waived if you establish a $50 per month automatic investment), as opposed to the current $50,000 RREEF Fund minimum. Redemptions can be made by mail, or by telephone if you have elected that service. A big change will be that as a part of the American Century family, you will now have exchange rights into other American Century funds. For a comparison of the distribution, purchase and redemption procedures and exchange rights of each fund, please review the discussion that begins on page 12 under the heading "Shareholder Transactions and Services."

     WHERE CAN SHAREHOLDERS GET MORE INFORMATION ABOUT THE ACRE FUND AND THE RREEF FUND?

     Both funds are registered with the Securities and Exchange Commission. As a result, each has prospectuses and statements of additional information with even more detailed information than is contained in this document. A copy of each fund's Prospectus and Statement of Additional Information and the RREEF Fund's most recent Annual Report accompanies this Prospectus/Proxy Statement.

Proxy Statement                 Important Information You Should Consider      5


                 TRANSACTION AND OPERATING EXPENSE INFORMATION

     The table below compares shareholder transaction expenses and annual fund operating expenses of the RREEF Fund and the Investor Class of the ACRE Fund.

                                                                                RREEF   Investor Class
                                                                                Fund       ACRE Fund

SHAREHOLDER TRANSACTION EXPENSES:

Maximum Sales Load Imposed on Purchases                                         none         none
Maximum Sales Load Imposed on Reinvested Dividends                              none         none
Deferred Sales Load                                                             none         none
Redemption Fee                                                                  none*        none**
Exchange Fee                                                                    none         none

ANNUAL FUND OPERATING EXPENSES (as a percentage of average net assets):

Management Fees                                                                0.75%        1.20%
12b-1 Fees                                                                      none         none
Other Expenses * (after fee waivers and/or
expense reimbursements)                                                        0.25%        0.00%
                                                                              ------       ------
Total Fund Operating Expenses (after fee waivers
and/or expense reimbursements)                                                 1.00%        1.20%

* A fee of 1% of the assets redeemed is charged on redemptions made within one year of purchase. ** Redemption proceeds sent by wire are subject to a $10 processing fee.

EXAMPLE:

An investor would pay the following expenses on a                1 year         $ 10         $ 12
$1,000 investment, assuming a 5% annual return                  3 years           32           38
and redemption at the end of the following periods:             5 years           55           66
                                                               10 years          122          145

Proxy Statement             Transaction and Operating Expense Information      6



                  INFORMATION RELATING TO THE PROPOSED MERGER

     The RREEF Fund has entered into an agreement whereby it will be merged with and into the ACRE Fund. A brief summary of the Agreement and Plan of Merger follows below. For more detailed information, please refer to the Agreement and Plan of Merger, a copy of which is attached as Appendix I to this Prospectus/Proxy Statement.

DESCRIPTION OF THE AGREEMENT AND PLAN OF MERGER

     The Agreement and Plan of Merger provides that the RREEF Fund will be merged with and into the ACRE Fund. In the merger shares of the RREEF Fund will be converted into an identical number of ACRE Fund Investor Class shares, so that the holders of shares of the RREEF Fund will hold the same number of Investor Class shares of the ACRE Fund immediately after the merger as they held in the RREEF Fund immediately prior to the merger. The net asset value of the shares will not be affected by the merger.

     The Agreement and Plan of Merger provides that the RREEF Fund will declare a dividend or dividends prior to the merger which, together with all previous dividends, will have the effect of distributing to the shareholders of the RREEF Fund all undistributed ordinary income earned and net capital gains realized up to and including the effective time of the merger. The distribution is necessary to ensure that the merger will not create tax consequences to the fund. The distribution to shareholders generally will be taxable to the extent ordinary distributions are taxable to shareholders.

     The merger is subject to a number of conditions, including approval by RREEF Fund shareholders of the Agreement and Plan of Merger, the receipt of certain legal opinions described in the Agreement and Plan of Merger and the parties' performance in all material respects of their agreements and undertakings in the Agreement and Plan of Merger. Assuming the conditions specified in the Agreement and Plan of Merger are met, the merger is expected to occur on June 13, 1997.

     The expenses of the ACRE Fund and the RREEF Fund incurred in connection with the merger will be paid by ACIM.

     Under the Agreement, up until the time of the merger, both funds, by mutual consent, can agree to not merge. The Agreement provides further that the Agreement may be amended by written agreement of the funds, except that after the approval of the Agreement by the RREEF Fund shareholders, no amendment can be made that would have the effect of changing the number of ACRE Fund shares to be issued to the RREEF Fund shareholders to their detriment without the further approval of those shareholders. The Agreement also provides that either party may waive any breach by the other party or the failure to satisfy any of the conditions to its obligations.

BOARD CONSIDERATION

     The Board of Directors of the RREEF Fund gave its final approval to the merger at a meeting held April 16, 1997. Materials regarding the proposed transaction, and about American Century Investments, had been provided to the Board prior to the meeting. At the meeting the Board heard presentations both from the management of the fund, as well as representatives of American Century Investments. In coming to the decision to approve the merger, the Board considered a number of factors, including the history of asset growth of the fund, its current level of shareholder service, and the shareholder service that could be provided by American Century Investments. The Board considered the proposed investment management and subadvisory relationship, the performance of the fund, and the relative performance and expense levels of the fund's major competitors. The Board also considered the historic level of losses to RREEF Real Estate Securities Advisers L.P. incurred in connection with advising the fund. For the fund's fiscal year ended October 31, 1996, RREEF Real Estate Securities Advisers absorbed $288,760 of fund expenses. The Board was advised that RREEF Real Estate Securities Advisers was unwilling to continue to absorb expenses in its current relationship with the RREEF Fund.

Proxy Statement               Information Relating to the Proposed Merger      7



     With regard to fees, the Board specifically acknowledged that the fee for the ACRE Fund is higher than the current expense cap for the RREEF Fund. The expense cap is, in effect, the total expense ratio for the RREEF Fund, as its actual expenses have been, at least historically, substantially higher than the expense cap, with the difference being absorbed by the fund's advisor. It was noted, however, that the expense cap was implemented voluntarily by RREEF, in part upon the expectation that fund assets would increase at a faster rate than actually has occurred. In the absence of this voluntary cap, the total expense ratio for the RREEF Fund for the fiscal year ended October 31, 1996, would have been 6.83%. The Board was advised that, while the fund's current expense cap of 1% was voluntary, with no obligation on the part of RREEF Real Estate Securities Advisers to extend it, the 1.2% total expense limit for the ACRE Fund was established by contract, and accordingly would not go higher. In light of the relative fees and expenses of the RREEF Fund's competitors, as well as the greatly enhanced level of shareholder service that will be available and the significantly lower minimum initial investment for the ACRE Fund, the Board believes the fee level is fair and reasonable to RREEF Fund shareholders.

     Based upon the factors considered, the Board approved the merger. Among the reasons for the approval, the Board believes that the merger will improve the level of shareholder service available to fund shareholders. The Directors specifically considered the benefits that will be available to fund shareholders as a result of being part of the American Century mutual fund family, such as the availability of increased and expanded telephone services, audio response units, enhanced shareholder statements, extended customer service hours, and improved shareholder communications, such as fund newsletters. In addition, the Directors believe that shareholders will benefit from having the nearly 70 funds in the American Century family directly available to them. The Directors also considered the much greater network of distribution that would be available to the fund as a part of the American Century Investments family. With regard to the fund itself, the directors considered that the ACRE Fund would have substantially identical investment policies and strategies as the existing fund, the transaction would be tax-free to existing shareholders, there would be no dilution of their current interests, and, importantly, the same advisor, RREEF Real Estate Securities Advisers, would still be making the day-to-day investment decisions for the fund.

     Considering all the factors set forth above, the Board determined the merger was in the best interests of the fund and its shareholders and directed that the Agreement and Plan of Merger be submitted to shareholders for approval.

              THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE "FOR"
                 APPROVAL OF THE AGREEMENT AND PLAN OF MERGER.

     If the shareholders do not approve the Agreement and Plan of Merger, or if for any other reason the merger is not consummated, the RREEF Fund will continue operations in its current form. The Board of Directors may consider other courses of action, including other possible transactions, at that time.

     At meetings held on February 15, 1997, and March 26, 1997, American Century Capital Portfolios' Board of Directors considered the proposed merger. Based upon its evaluation of the relevant information provided to them, and in light of their fiduciary duties under federal and state law, the Directors unanimously determined that the proposed merger is in the best interests of the ACRE Fund.

Proxy Statement               Information Relating to the Proposed Merger      8



                          ADDITIONAL INFORMATION ABOUT
                            THE PROPOSED TRANSACTION

FEDERAL INCOME TAX CONSEQUENCES

     Consummation of the merger is subject to the condition that we receive a legal opinion from Dechert Price & Rhoads to the effect that for federal income tax purposes (i) no gain or loss will be recognized by you or the RREEF Fund,
(ii) your basis in the ACRE Fund shares you receive will be the same as your basis in the RREEF Fund shares held by you immediately prior to the merger, and
(iii) your holding period for the ACRE Fund shares will include your holding period for your RREEF Fund shares.

     We have not sought a tax ruling from the Internal Revenue Service, but are relying upon the opinion of counsel referred to above. That opinion is not binding on the IRS and does not preclude them from taking a contrary position. The opinion from Dechert Price & Rhoads does not cover state or local taxes, and you should consult your own advisers concerning potential tax consequences.

CAPITALIZATION

     The following sets forth as of April 30, 1997, the capitalization of the RREEF Fund. Since the ACRE Fund has no assets or shares outstanding, nor will it prior to the merger, the capitalization of the ACRE Fund immediately after the merger will be the same as the capitalization of the RREEF Fund immediately prior to the merger. Of course, the capitalization of the RREEF Fund immediately prior to the merger will be different than appears in the table as a result of market fluctuations and daily purchase and redemption activities in the RREEF Fund.

     RREEF Fund                             $20,570,435.47

INFORMATION ABOUT THE ACRE FUND

     Complete information about the ACRE Fund is contained in the ACRE Fund Prospectus included with this Prospectus/Proxy Statement. The content of that Prospectus is incorporated herein by reference. Below is a list of types of information about the ACRE Fund and the pages in the ACRE Fund Prospectus where the information can be found.


               INFORMATION ABOUT THE                                                   CAN BE FOUND IN THE
                  FOLLOWING ITEMS:                                                      FOLLOWING PLACES:

o  Organization  and proposed  operation  of the ACRE                    o See Further  Information About American Century,
   Fund, including a description of the investment                         page 22,  Information  Regarding the Fund, pages 6-10,
   objectives and policies of the ACRE Fund,  and how the                  Investment  Policies of the Fund,  pages 6-7 and Other
   ACRE Fund seeks to achieve such objectives                              Investment Practices,  Their Characteristics and Risks,
                                                                           pages 8-10 of the ACRE Fund prospectus

o  A  description  of the  individuals  who will be managing             o See  Management -  Investment  Management,  pages
   the ACRE Fund,  the  services  the  investment manager                  20-21 of the ACRE Fund  prospectus
   and subadvisor  will provide,  and their fees

o  The ACRE Fund's  policy with  respect to dividends  and               o See  Distributions,  page 18-19 and Taxes,  pages 19-20
   distributions  and tax consequences of an investment                    of the ACRE Fund prospectus
   in the ACRE Fund

o  An explanation of "net asset value" of your shares                    o See When Share Price Is Determined, page 18, and
                                                                           How Share Price is Determined, page 18 of the ACRE
                                                                           Fund prospectus

o  Information about the ACRE Fund transaction and                       o See Transaction and Operating Expense Table, page 4
   operating expenses                                                      of the ACRE Fund prospectus


Proxy Statement     Additional Information About the Proposed Transaction      9



               INFORMATION ABOUT THE                                                   CAN BE FOUND IN THE
                  FOLLOWING ITEMS:                                                      FOLLOWING PLACES:

o  Information about  distribution of the ACRE Fund's                    o See Distribution of Fund Shares,  page 22 of the ACRE
   shares,  such as the name of the Fund's transfer agent                  Fund  prospectus and Transfer and  Administrative
   and dividend  paying agent,  distributor of fund shares,                Services,  pages 21-22 of the ACRE Fund prospectus
   and charges that may be imposed by broker-dealers

o  The fund's minimum initial and subsequent                             o See How to Open An Account, pages 11-12 and
   investments                                                             Subsequent Investments, page 12 of the ACRE Fund
                                                                           prospectus

o  Information  regarding the ACRE Fund's  classes of                    o See Further  Information About American Century,
   securities,  description of 12b-1 Plan and discussion of                page 22 of the ACRE Fund prospectus
   voting rights and restrictions of ACRE Fund shareholders

o  Procedures  for  redeeming  shares,  refusals  to  honor              o See How To  Redeem Shares, pages 13-14,  Special
   redemption requests and involuntary  redemption of                      Requirements  for Large  Redemptions,  page 14 and
   shares                                                                  Redemption  of Shares in Low-Balance Accounts, page
                                                                           14 of the ACRE Fund prospectus



INFORMATION ABOUT THE RREEF FUND

     Complete  information  about the RREEF Fund is  contained in the RREEF Fund
Prospectus included with this Prospectus/Proxy Statement. The content of that prospectus is incorporated herein by reference. Below is a list of types of information about the RREEF Fund and the pages in the RREEF Fund Prospectus where the information can be found.

               INFORMATION ABOUT THE                                                   CAN BE FOUND IN THE
                  FOLLOWING ITEMS:                                                      FOLLOWING PLACES:

o  Condensed financial information about the RREEF                   o See Financial Highlights, page 4 of the RREEF Fund
   Fund                                                                prospectus

o  Organization and operation of the RREEF Fund,                     o See The Fund, page 11, and Investment Objectives
   including a description of the investment objectives                and Policies, pages 5-9 of the RREEF Fund prospectus
   and policies of the RREEF Fund, and how the RREEF
   Fund seeks to achieve such objectives

o  A description of the individuals who manage the                   o See Management of the Fund, pages 11-12 of the
   RREEF Fund, the services the investment manager                     RREEF Fund prospectus
   provides and its fees

o  Information  about the  administrator,  transfer agent,           o See  Administrator, Transfer  Agent,  Custodian and
   dividend  paying agent and distributor of the RREEF                 Dividend  Paying Agent,  page 14 of the RREEF Fund
   Fund and description of services provided                           prospectus

o  RREEF Fund transaction and operating expenses                     o See Fees and Expenses, page 3 of the RREEF Fund
                                                                       prospectus

Proxy Statement     Additional Information About the Proposed Transaction     10



               INFORMATION ABOUT THE                                                   CAN BE FOUND IN THE
                  FOLLOWING ITEMS:                                                      FOLLOWING PLACES:

o  Management's  discussion  of fund  performance,  including        o See  President's Letter,  pages 1-4 of the RREEF Fund
   relevant market  conditions,  investment strategies                 annual  report,  a  copy  of  which  is  included  herewith and techniques, and a graphic depiction of the value of
   an investment in the fund at the end of each fiscal year

o  The  RREEF  Fund's  policy  with  respect  to  dividends          o See Dividends,  Distributions  and  Taxes,  pages  10-11
   and  distributions, and the tax consequences of an                  of the RREEF Fund prospectus
   investment in the RREEF Fund

o  An explanation of "net asset value" of your shares                o See Calculation of Net Asset Value, pages 9-10 of the
                                                                       RREEF Fund prospectus

o  The RREEF Fund's minimum initial and subsequent                   o See How to Purchase Shares, pages 14-15 of the
   investments                                                         RREEF Fund prospectus

o  Procedures for redeeming shares, involuntary redemption           o See How To Redeem Shares, pages 15-16 of the RREEF
   of shares and refusal to honor redemption                           Fund prospectus
   requests



Proxy Statement     Additional Information About the Proposed Transaction     11



                     SHAREHOLDER TRANSACTIONS AND SERVICES

     The discussion below describes and compares the shareholder transactions and services that are currently available to RREEF Fund shareholders, and those that will be available to ACRE Fund shareholders.

CLASSES

     The RREEF Fund is an investment portfolio offering a single class of shares. The ACRE Fund is authorized to offer three classes of shares: Investor Class, Institutional Class and Advisor Class shares. Shareholders of the RREEF Fund will receive Investor Class shares if the merger is approved.

     Investor  Class  shares are  intended  for  purchase  by retail  investors.
Institutional Class and Advisor Class shares will be primarily offered to institutional investors or through institutional distribution channels.
Institutional Class shares will be made available for purchase by large institutional shareholders, such as bank trust departments, corporations, endowments, foundations and financial advisors that meet the ACRE Fund's minimum investment requirements for the Institutional Class. Institutional Class shares will not be available for purchase by insurance companies or participant directed employer-sponsored retirement plans. Advisor Class shares are intended for purchase by participants in employer-sponsored retirement or savings plans and for persons purchasing shares through broker-dealers, banks, insurance companies and other financial intermediaries that provide various administrative and distribution services.

     Each of the Investor Class, Institutional Class and Advisor Class shares are sold at net asset value without sales charges or commissions. Neither Investor Class nor Institutional Class shares are subject to any Rule 12b-1 or other distribution fees. Advisor Class shares are subject to a Rule 12b-1 shareholder services fee of 0.25% annually of the aggregate average daily net assets of the Advisor Class shares for the purpose of paying the costs and expenses incurred by financial intermediaries in providing recordkeeping and administrative services, and are also subject to a Rule 12b-1 distribution fee, equal to 0.25% (for a total of 0.50%) annually of the average daily net assets of the Advisor Class shares. The distribution fee is paid for the purpose of paying the costs of providing various distribution services. The shareholder servicing and distribution fees payable as described above are administered in accordance with the requirements of Rule 12b-1 under the Investment Company Act of 1940. Shareholders interested in the eligibility requirements for investing in the Institutional and Advisor Classes should contact American Century.

SALES LOADS AND OTHER REDEMPTION FEES

     Neither fund imposes any sales loads or other charges on the purchase of shares or the reinvestment of dividends. In addition, neither fund imposes any contingent deferred sales charges or other charges upon the redemption of fund shares. With respect to each fund, redemption proceeds which are sent by wire are subject to a $10 processing fee, and any redemptions made within one year of purchase of the RREEF Fund are subject to a redemption fee of 1% of the assets redeemed. Shareholders of the ACRE Fund will be able to exchange fund shares to other American Century funds up to six times per year per account.

PURCHASE POLICIES

     The following table summarizes the existing purchasing policies for each of the ACRE Fund and the RREEF Fund.

               POLICY                                     ACRE FUND                                  RREEF FUND

Minimum Initial Investment                  $2,500 ($1,000 for IRA accounts and         $50,000; Minimum may be waived for
                                            Uniform Gifts/Transfers to Minors           (i) accounts beneficially owned or
                                            Acts ("UGMA/UTMA"). Minimums                controlled by officers, directors and
                                            waived if automatic investment plan         employees of the fund, the Advisor
                                            to account is established that is           and any affiliated entities; (ii) an
                                            equivalent of at least $50 per month.       investor when the aggregate of all
                                                                                        fund accounts beneficially
                                                                                        owned or controlled by that investor
                                                                                        total at least $50,000; and (iii)
                                                                                        clients of the Advisor and clients of
                                                                                        any affiliated entities of the Advisor,
                                                                                        including officers, directors and other
                                                                                        affiliates of such clients.

Proxy Statement                     Shareholder Transactions and Services     12



               POLICY                                     ACRE FUND                                  RREEF FUND

Minimum Subsequent Investment               $250 for checks submitted without the                      $1,000
                                            investment slip portion of a previous
                                            statement or confirmation, $50 for all
                                            other types of subsequent investments.


Automatic Investment Plan                   Shareholders may elect to make                              None
                                            investments automatically by
                                            authorizing payment directly from
                                            the shareholder's bank account.
                                            Automatic investments must be at
                                            least $50 per month.  Shareholders
                                            may also utilize automatic payroll
                                            and government direct deposits.

Purchase Methods                            Shares are offered to the general public    Shares are offered to the general public
                                            and may be purchased directly               and may be purchased directly
                                            from American Century Investment            from Investors Bank & Trust Company
                                            Services, Inc. by mail, telephone,          by mail or wire.
                                            online access (subsequent purchases
                                            only), by wire, in person at one of
                                            American Century's Investor Centers,
                                            or through registered broker-dealers
                                            and   other   qualified   providers.
                                            Qualified   service   providers  may
                                            charge   investors  fees  for  their
                                            services.

Payment Methods                             Check, money order or wire payable in                  Check or wire.
                                            U.S. dollars. Subsequent investments
                                            may also be made by authorizing a
                                            direct draw on shareholder's
                                            bank account.

REDEMPTION POLICIES

     The following table summarizes the existing redemption policies for each of the ACRE Fund and the RREEF Fund.


               POLICY                                     ACRE FUND                                  RREEF FUND

Redemption Requests                         Can be made by mail or telephone.                           Same
                                            Certain redemptions may require a
                                            signature guarantee.

Check-A-Month                               Shareholders with a balance of at                            No
                                            least $10,000 may automatically
                                            receive a check per month in an
                                            amount designated by the shareholder
                                            (minimum $50) to be redeemed
                                            from the shareholder's account.

Other Automatic Redemptions                 Shareholders with a balance of at                           None
                                            least $10,000 may elect to make
                                            redemptions automatically by authorizing
                                            American Century to send
                                            funds directly to the shareholder or
                                            to deposit automatically to the
                                            shareholder's account at a bank or
                                            other financial institution.

Proxy Statement                     Shareholder Transactions and Services     13



SHARE EXCHANGES

     The following table summarizes the existing share exchange policies for each of the ACRE Fund and the RREEF Fund.

               POLICY                                     ACRE FUND                                  RREEF FUND

Share Exchange Policy                       Up to six times per year per account                        None
                                            if within minimum investment
                                            requirements.

Minimum                                     Required  Each  exchange must have a                        N/A
                                            value of at least  $100,  except
                                            as noted below.

Automatic                                   Exchange Plan Shareholders may set                          None
                                            up an automatic exchange plan
                                            between any two funds in an amount
                                            of at least $50 per month.

OPEN ORDERS

     The following table summarizes the existing policies regarding open orders for each of the ACRE Fund and the RREEF Fund.

               POLICY                                     ACRE FUND                                  RREEF FUND

Open Order Service                          Shareholders may designate a price                          None
                                            at which they wish to purchase or
                                            redeem shares of a variable-priced
                                            fund by exchange from or to an
                                            American Century money market
                                            fund.  Orders not executed within 90
                                            days will be canceled.  Open orders
                                            are accepted only by telephone or in
                                            person.

RESPONSIBILITY FOR TELEPHONE INSTRUCTIONS

     Both the RREEF Fund and the ACRE Fund have established procedures designed to ensure the authenticity of instructions received by telephone. These procedures include requesting personal identification of callers, recording telephone calls and providing written confirmations of telephone transactions. Telephone callers to the RREEF Fund are also asked to identify the account registration and tax identification number for any account from which shares are requested to be redeemed. These procedures are designed to protect shareholders from unauthorized or fraudulent instructions. In the event that either fund fails to employ reasonable procedures to confirm the genuineness of instructions, it may be liable for losses due to unauthorized or fraudulent instructions.

Proxy Statement                     Shareholder Transactions and Services     14



AUTOMATED INFORMATION LINE AND ONLINE ACCESS

     The following table summarizes the existing automated information line and online access available for each of the ACRE Fund and the RREEF Fund.

               POLICY                                     ACRE FUND                                  RREEF FUND

Automated Information Line                  Available 24 hours a day, 7 days a                          None
                                            week, to receive fund prices, yields
                                            and total return figures.

Share Transactions via Automated            Provided certain conditions are satisfied,                   N/A
Information Line                            shareholders may make investments,
                                            obtain share balance, value
                                            and information on their most recent
                                            transactions, and make exchanges
                                            from one fund to another.

Redemption Instructions via                 No                                                           No
Automated Information Line

Internet Access                             Available 24 hours a day, 7 days a                           No
                                            week, to access information on fund
                                            daily share prices, updates on major
                                            market indices and view historical
                                            performance of funds. Shareholders
                                            may also view account balances and
                                            activity, make subsequent investments
                                            from bank accounts and
                                            exchange shares between funds if
                                            they select this service on account
                                            applications.


DISTRIBUTIONS

     The following table shows the policies concerning the declaration and payment of dividends from net investment income for each of the ACRE Fund and the RREEF Fund.

               POLICY                                     ACRE FUND                                  RREEF FUND

Income and Dividend Distributions           Declared and paid quarterly.                Declared and paid twice yearly
                                                                                        (usually June and December).

Capital Gains Distributions                 Declared and paid annually unless           Same (usually distributed in
                                            compliance with the Internal                December).
                                            Revenue Code and its Regulations
                                            require more frequent distributions.

Proxy Statement                     Shareholder Transactions and Services     15



                     INFORMATION RELATING TO VOTING MATTERS

GENERAL INFORMATION

     This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of the RREEF Fund. Proxies may be solicited by officers of the RREEF Fund and the ACRE Fund, as well as their affiliates and employees. It is anticipated that the solicitation of proxies
will  be  primarily  by  mail,  telephone,   facsimile  or  personal  interview.
Authorizations to execute proxies may be obtained by telephonic or electronically transmitted instructions in accordance with procedures designed to authenticate the shareholder's identity and to confirm that the shareholder has received the Prospectus/Proxy Statement and proxy card. If you have any questions regarding voting your shares or the proxy, you should call Peter J. Broccolo, Vice President, RREEF Client Relations, at (312) 266-9300.

VOTING AND REVOCATION OF PROXIES

     The fastest and most convenient way to vote your shares is to complete, sign and mail the enclosed proxy voting card to us in the enclosed envelope. This will help us obtain a quorum for the meeting and avoid the cost of additional proxy solicitation efforts. If you return your proxy to us, we will vote it exactly as you tell us. If you simply sign the card and return it, we will follow the recommendation of the Board of Directors and vote "FOR" the merger.

     Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting a written notice of revocation, or a subsequently executed proxy, or by attending the meeting and voting in person.

RECORD DATE

     Only shareholders of record at the close of business on April 25, 1997, will be entitled to vote at the meeting. On that date there were 1,490,611.266 shares of the RREEF Fund entitled to be voted at the meeting or any adjournment of the meeting.

QUORUM

     A quorum is the number of shareholders legally required to be at a meeting in order to conduct business. The quorum for the Shareholders Meeting is a majority of all of the outstanding votes of the fund entitled to be cast at the meeting. Shares may be represented in person or by proxy. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the meeting for the purposes of determining the existence of a quorum for the transaction of business. If a quorum is not present at the meeting, or if a quorum is present at the meeting but sufficient votes are not received to approve the Agreement and Plan of Merger, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares affected by the adjournment that are represented at the meeting in person or by proxy. If a quorum is not present, the persons named as proxies will vote those proxies for which they are required to vote FOR the Agreement and Plan of Merger in favor of such adjournments, and will vote those proxies for which they are required to vote AGAINST such proposals against any adjournment.

SHAREHOLDER VOTE REQUIRED

     The Agreement and Plan of Merger must be approved by the holders of a majority of the outstanding shares of the RREEF Fund entitled to vote on the merger.

     In tallying shareholder votes, abstentions and broker non-votes (i.e., proxies sent in by brokers and other nominees that cannot be voted on a proposal because instructions have not been received from the beneficial owners) will be counted for purposes of determining whether or not a quorum is present for purposes of convening the meeting. Abstentions and broker non-votes will, however, be considered to be a vote against the Agreement and Plan of Merger.

Proxy Statement                     Shareholder Transactions and Services     16


COST OF PROXY SOLICITATION

     The cost of the proxy solicitation and shareholder meeting will be borne by ACIM and not by the shareholders of either fund.

CERTAIN RREEF FUND SHAREHOLDERS

     At April 25, 1997, the name, address, number of shares and percentage of ownership of the persons who owned of record 5% or more of the RREEF Fund, and the percentage of the respective Investor Class shares of the ACRE Fund that would be owned by those persons upon the consummation of the merger based upon their holdings on April 25, 1997, are as follows. Any shareholder who owns greater than 25% of the shares of either fund may be deemed to be a controlling person of that fund.

                                                                                        Percentage of Shares
                                                                                        to be Owned After
Shareholder Name                    Number                    Percentage                Consummation of
and Address                         of Shares                 of Ownership              the Merger
-----------                         ---------                 ------------              ----------
Merrill Lynch Trust Company
of California
FBO RREEF Management Co
P.O. Box 30532
New Brunswick, New Jersey           463,298                   31.08%                    31.08%

Lafayette College
234 Markle Hall
Easton, Pennsylvania                359,195                   24.10%                    24.10%

Arntz Builders
19 Pamaron Way
Novato, California                  131,905                   8.85%                     8.85%

Colorado Cement Masons
Pension Trust Fund
7000 N. Broadway
Bldg. 3, Suite 300A
Denver, Colorado                    116,528                   7.82%                     7.82%

Gregory L. Melchor
635 Emerson St.
Palo Alto, California               100,200                   6.72%                     6.72%

     At April 25, 1997, the trustees and officers of the RREEF Fund, as a group, directly owned approximately 7.33% of the outstanding shares of the RREEF Fund, and an additional 7.38% as owners of a portion of the account at Merrill Lynch Trust Company of California FBO RREEF Management Company.

APPRAISAL RIGHTS

     Shareholders are not entitled to any rights of share appraisal under the Company's Articles of Incorporation, or under the laws of the State of Maryland.

ANNUAL MEETINGS

     American Century Capital Portfolios does not intend to hold regular annual meetings of shareholders. Shareholders have the right to call a meeting of shareholders to consider the removal of one or more directors or for other matters and such meetings will be called when requested in writing by the holders of record of 10% or more of the fund's votes. To the extent required by law, American Century Capital Portfolios will assist in shareholder communications on such matters.

Proxy Statement                     Shareholder Transactions and Services     17


                             ADDITIONAL INFORMATION

WHERE TO FIND INFORMATION INCORPORATED BY REFERENCE

     Information about the RREEF Fund is incorporated herein by reference from its Prospectus and Statement of Additional Information, each dated March 1, 1997, and its Annual Report for the fiscal year ended October 31, 1996. The Prospectus, Statement of Additional Information and Annual Report accompany this Prospectus/Proxy Statement. Information about the ACRE Fund is incorporated herein by reference from the ACRE Fund's Prospectus and Statement of Additional Information, each dated May 21, 1997. The ACRE Fund Prospectus and Statement of Additional Information also accompany this Prospectus/Proxy Statement.

     Reports and other information filed by the RREEF Fund and the ACRE Fund can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549, and copies of such material can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates or by accessing the Web site maintained by the SEC (www.sec.gov).

LITIGATION

     Neither the RREEF Fund nor American Century Capital Portfolios is involved in any litigation or proceeding.

FINANCIAL STATEMENTS

     The financial highlights and financial statements for the RREEF Fund for the year ended October 31, 1996, are contained in its Annual Report to shareholders, which accompanies and is incorporated by reference into this Prospectus/Proxy Statement. Because it is a newly organized fund, the ACRE Fund has no financial highlights or financial statements.

     The audited financial statements of the RREEF Fund for the fiscal year ended October 31, 1996, contained in its Annual Report and incorporated by reference in this Prospectus/Proxy Statement, have been incorporated herein in reliance on the reports of Deloitte & Touche LLP, independent accountants, given upon the authority of such firm as experts in accounting and auditing.

PRO FORMA FINANCIAL STATEMENTS

     Because the ACRE Fund, immediately prior to the merger, will have no assets, the financial statements of the RREEF Fund immediately prior to the merger will constitute the financial statements of the ACRE Fund immediately after the merger. Therefore, financial statements of the RREEF Fund for the fiscal year ended October 31, 1996, are incorporated herein as the pro forma financial statements of the ACRE Fund illustrating the effect of the merger.

OTHER BUSINESS

     The Board of Directors of the RREEF Fund knows of no other business to be brought before the meeting. However, if any other matters come before the meeting, it is the intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

SHAREHOLDER INQUIRIES

     Shareholder inquiries may be addressed to the RREEF Fund in writing at the address or telephone number set forth on the cover page of this Prospectus/Proxy Statement.

     SHAREHOLDERS ARE REQUESTED TO DATE AND SIGN EACH ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE. PLEASE RETURN YOUR PROXY CARD EVEN IF YOU ARE PLANNING TO ATTEND THE MEETING. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

Proxy Statement                    Information Relating to Voting Matters     18



                                   APPENDIX I

                          AGREEMENT AND PLAN OF MERGER


     THIS AGREEMENT AND PLAN OF MERGER (the "Agreement") is made as of the 8th day of May, 1997, by and between RREEF SECURITIES FUND, INC. ("RREEF Fund") and AMERICAN CENTURY CAPITAL PORTFOLIOS, INC. ("ACCP"), each of which is a Maryland corporation.

     This Agreement is intended to be and is adopted as a plan of reorganization pursuant to Section 368(a) of the Internal Revenue Code of 1986, as amended (the "Code").

WITNESSETH:

     WHEREAS, ACCP is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"); and

     WHEREAS, ACCP may offer its common shares in multiple series, each of which represents a separate and distinct portfolio of assets and liabilities; and

     WHEREAS, certain of the authorized shares of ACCP have been designated as the shares of the American Century Real Estate Fund, Investor Class ("ACRE Fund"); and

     WHEREAS, RREEF Fund is a registered, open-end management investment company registered with the SEC under the 1940 Act; and

     WHEREAS, the Boards of Directors of ACCP and RREEF Fund have determined that it is advisable and in the best interests of their respective corporations and shareholders to merge RREEF Fund into a newly created series of ACCP, whereupon the common shares of RREEF Fund shall be converted into ACRE Fund shares;

     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, and intending to be legally bound hereby, the parties hereto covenant and agree as follows:

1.   THE MERGER

     1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, ACCP and RREEF Fund agree that RREEF Fund shall be merged with and into ACRE Fund (hereinafter, the "Merger") as of the effective time provided for in
          Section 3.1 (the "Effective Time"). The Merger shall be conducted in accordance with Section 3-105 of the Maryland General Corporation Law. ACCP shall be the surviving corporation and shall be governed by the laws of the State of Maryland. The terms and conditions of the Merger and the mode of carrying the same into effect are as herein set forth in this Agreement.

     1.2 The Articles of Incorporation of ACCP, as in effect at the Effective Time, shall continue to be the articles of incorporation of the surviving corporation until amended in accordance with the provisions thereof and applicable law.

     1.3 The Bylaws of ACCP, as in effect at the Effective Time, shall continue to be the Bylaws of the surviving corporation until amended in accordance with the provisions thereof and applicable law.

     1.4 The directors of ACCP shall continue in office for their current terms and until their successors are elected and qualified, or until their death, resignation or removal.

     1.5 The officers of ACCP shall remain the officers of ACCP at the Effective Time and shall serve at the pleasure of the Board of Directors of ACCP.

     1.6 The Investment Management Agreement, Subadvisory Agreement, Rule 12b-1 Plan and Distribution Agreement of ACCP relating to ACRE Fund, as in effect at the Effective Time, shall continue to be the Investment Management Agreement, Subadvisory Agreement, Rule 12b-1 Plan and Distribution Agreement of the surviving corporation until amended in accordance with the provisions thereof.

2.   CONVERSION OF OUTSTANDING FUND SHARES

     2.1 At the Effective Time, each share of RREEF Fund issued and outstanding shall be converted by reason of the Merger and without any action on the part of the holders thereof into ACRE Fund shares. The manner and basis of converting the issued and outstanding shares of RREEF Fund into ACRE Fund shares shall be as follows:

          (a) Upon the effectiveness of the Merger, each share of the RREEF Fund shall be converted into a share of the ACRE Fund.

          (b) Upon the effectiveness of the Merger, each fraction of a share of the RREEF Fund shall be converted into the same fraction of a share of the ACRE Fund.

     2.2 The sole ACRE Fund share issued and outstanding at the Effective Time shall be canceled.

     2.3 As soon as practicable after the Effective Time, the transfer agent for the ACRE Fund will send a notice to each record holder of RREEF's shares at the Effective Time advising such holder of the effectiveness of the Merger. ACCP will issue confirmations to such shareholder setting forth the number and net asset value of ACRE Fund shares held by such shareholders after the Merger.

3.   EFFECTIVE TIME OF THE MERGER

     3.1 After the approval of this Agreement by the vote of the requisite number of holders of shares of RREEF Fund, the Merger shall become effective at the close of business on the date the Articles of Merger are filed with the Secretary of State of Maryland (the "Effective Time").

     3.2 At the Effective Time, the separate existence of RREEF Fund shall cease. RREEF Fund shall be merged with and into ACRE Fund series of ACCP as the surviving corporation. All of the property, assets, rights, privileges, powers, franchises and immunities of RREEF Fund and the ACRE Fund shall vest in the ACRE Fund series of ACCP as the surviving corporation, and all of the debts, liabilities, duties and obligations of RREEF Fund and the ACRE Fund shall become the debts, liabilities, and obligations of the ACRE Fund series of ACCP as the surviving corporation. The assets and liabilities of RREEF Fund immediately prior to the Effective Time shall inure to the benefit of the ACRE Fund shareholders.



4.   REPRESENTATIONS, WARRANTIES AND COVENANTS

     4.1  RREEF Fund represents, warrants and covenants to ACCP as follows:

          (a) The RREEF Fund is registered as an investment company under the Investment Company Act of 1940. It is a duly formed and validly existing corporation, in good standing under Maryland law, and is not required to be registered as a foreign corporation in any jurisdiction. All RREEF Fund shares are registered and qualified for sale to the extent required by applicable federal and state law. The RREEF Fund has complied in all material respects with all applicable federal and state securities laws, as well as applicable investment policies and restrictions.

          (b) It has full power and authority to carry on its business as it is presently being conducted and to enter into this Agreement and the Merger contemplated hereby.

          (c) It is not in violation, and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result in a violation, of its Articles of Incorporation or Bylaws, both as currently in effect, or of any material agreement, indenture, instrument, contract, lease or other undertaking to which RREEF Fund is a party or by which it is bound.

          (d) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Effective Time by all necessary action on the part of RREEF Fund's Board of Directors, and, subject to the approval of its shareholders, this Agreement will constitute a valid and binding obligation of RREEF Fund.

          (e) All information pertaining to RREEF Fund and included in the Registration Statement (as defined in Section 5.5), or supplied by RREEF Fund for inclusion in the Registration Statement, on the effective date of the Registration Statement and up to and including the Effective Time, will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements are made, not misleading.

          (f) Immediately prior to the Effective Time, RREEF Fund will have good, marketable and unencumbered title to its cash, securities and other assets.

          (g) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by RREEF Fund of the transactions contemplated by the Agreement, except such as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), the 1940 Act, and rules and regulations thereunder, or state securities laws.

          (h) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to RREEF Fund's knowledge, threatened against RREEF Fund or any of its properties or assets. RREEF Fund is not a party to or subject to the provisions of any order, injunction, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

          (i) All reports and registration statements filed with the SEC regarding the RREEF Fund (i) were prepared in all material respects in accordance with applicable federal and state securities laws and (ii) as of their respective dates, such filings did not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (j) All financial statements (whether audited or unaudited) of the RREEF Fund made available or furnished to ACCP in connection with its due diligence investigation of the RREEF Fund present fairly, in all material respects, the respective financial position and results of operations of the RREEF Fund on the dates and for the periods to which they relate, and have been prepared in accordance with consistently applied generally accepted accounting principles, subject only, in the case of unaudited financial statements, to year end adjustments and appropriate footnote disclosure, and there are no known material liabilities (contingent or otherwise) of the RREEF Fund as of such respective dates not disclosed therein.

          (k) The RREEF Fund has made a valid election to be taxed as a regulated, investment company under Subchapter M of the Code, and such Fund has complied in all material respects with all applicable provisions of federal, state and local law necessary to preserve and retain such Fund's election and status as a regulated investment company.

          (l) The RREEF Fund has timely filed (including pursuant to permissible extensions) all federal and state tax returns such fund is required to file for returns which are due up to the Effective Time. The RREEF Fund has timely paid all taxes which such fund was required to pay. All such tax returns are in all material respects true, correct and complete and present fairly and accurately in all material respects the information required to be shown therein. None of such returns have been examined by any taxing or other authority having jurisdiction, and to RREEF's knowledge, no such examination of any tax return is in progress, nor has any notice of such examination been received.

          (m) The RREEF Fund has materially complied with all recordkeeping, information reporting and withholding requirements imposed by any federal, state or local law, such as requirements relating to shareholder information reporting, backup withholding, withholding of tax on non-resident aliens and foreign corporations and other such similar withholding and information requirements.

          (n)  No  material   adverse  change  has  occurred  in  the  financial
               condition of the RREEF Fund since October 31, 1996.

          (o) The books of the RREEF Fund reflecting the purchase and sale of such fund's shares are correct and complete in all material respects. The issued and outstanding shares of the RREEF Fund have been duly and validly issued, are fully paid and non-assessable, and have not been issued in violation of and are not subject to any preemptive right. There are no shares of the RREEF Fund outstanding other than the shares of the single class of the RREEF Fund reflected in such Fund's transfer agency records, nor are there any rights of any kind to acquire such shares outstanding.

4.2  ACCP REPRESENTS, WARRANTS AND COVENANTS TO RREEF FUND AS FOLLOWS:

          (a) ACCP is registered as an investment company under the Investment Company Act of 1940. It is a duly formed and validly existing corporation, in good standing under Maryland law, and is not required to be registered as a foreign corporation in any jurisdiction. All ACRE Fund shares are or will be prior to the Effective Time, registered and qualified for sale to the extent required by applicable federal and state law. The ACRE Fund has complied in all material respects with all applicable federal and state securities laws, as well as applicable investment policies and restrictions.

          (b) ACCP has full power and authority to enter into this Agreement and the Merger contemplated hereby.

          (c) ACCP is not in violation, and the execution, delivery and performance of this Agreement and the transactions contemplated hereby will not result in a violation, of any provision of its Articles of Incorporation or Bylaws or of any material agreement, indenture, instrument, contract, lease or other undertaking to which ACCP is a party or by which it is bound.

          (d) The execution, delivery and performance of this Agreement has been duly authorized by all necessary action on the part of the Board of Directors of ACCP and this Agreement constitutes a valid and binding obligation of ACCP.

          (e) The Registration Statement, on its effective date and up to and including the Effective Time, will (i) conform in all material respects to the applicable requirements of the 1933 Act, the 1934 Act, and the 1940 Act and the rules and regulations of the Commission thereunder, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading; provided, however, that the representations and warranties in clause (ii) of this paragraph shall not apply to statements in (or omissions from) the Registration Statement made in reliance upon and in conformity with information furnished by RREEF Fund for use therein.

          (f) No consent, approval, authorization or order of any court or governmental authority is required for the consummation by ACRE Fund of the transactions contemplated by the Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act, and rules and regulations thereunder, or state securities laws.

          (g) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to ACCP's knowledge, threatened against ACCP or any of its properties or assets. ACCP is not a party to or subject to the provisions of any order, injunction, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

5.   FURTHER COVENANTS OF ACCP AND RREEF FUND

     5.1 RREEF Fund will operate its business in the ordinary course between the date hereof and the Effective Time, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, and any other distributions that may be advisable (which may include distributions prior to the Effective Time of net income and/or net realized capital gains not previously distributed).

     5.2 RREEF Fund will call a meeting of its shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

     5.3 RREEF Fund will assist ACCP in obtaining such information as ACCP reasonably requests concerning the beneficial ownership of its common shares.

     5.4 Subject to the provisions of this Agreement, ACCP and RREEF Fund will take, or cause to be taken, all actions, and do or cause to be done all things reasonably necessary, proper or advisable to consummate and make effective the transaction contemplated by this Agreement.

     5.5 RREEF Fund will provide ACCP with information reasonably necessary with respect to such Fund for the preparation of the Registration Statement on Form N-14 of ACCP (the "Registration Statement"), in compliance with the 1933 Act, the 1934 Act and the 1940 Act.

     5.6 As of the Effective Time, RREEF Fund shall declare and pay a dividend or dividends which, together with all previous dividends, shall have the effect of distributing to its shareholders all of its investment company taxable income, if any, for the taxable periods or years ended on or before the fiscal year end, and for the period from said date to and including the Effective Time, and all of its net capital gain, if any, for the taxable periods or years ended on or before the fiscal year end, and for the period from said date to and including the Effective Time.

     5.7 ACCP agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1934 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to conduct its operations after the Effective Time.

6.   CONDITIONS PRECEDENT TO OBLIGATIONS OF RREEF FUND

The obligation of RREEF Fund to consummate the transaction provided for herein shall be subject, at its election, to the performance by ACCP of all the obligations to be performed by it hereunder at or before the Effective Time, and, in addition thereto, the following further conditions (any of which may be waived by RREEF Fund, in its sole and absolute discretion):

     6.1 All representations and warranties of ACCP contained in this Agreement shall be true and correct as of the date hereof and as of the Effective Time with the same force and effect as if made at such time.

     6.2 ACCP shall have delivered to RREEF Fund a certificate executed in its name by its President or any Vice President and its Treasurer or Assistant Treasurer, dated as of the date of the Merger, to the effect that the representations and warranties of ACCP made in this Agreement are true and correct at the Effective Time.

7.   CONDITIONS PRECEDENT TO OBLIGATIONS OF ACCP

The obligations of ACCP to complete the transaction provided for herein shall be subject, at its election, to the performance by RREEF Fund of all of the obligations to be performed by it hereunder at or before the Effective Time and, in addition thereto, the following conditions (any of which may be waived by ACCP, in its sole and absolute discretion):

     7.1 All representations and warranties of RREEF Fund contained in this Agreement shall be true and correct as of the date hereof and as of the Effective Time with the same force and effect as if made at such time.

     7.2 RREEF Fund shall have delivered to ACCP a certificate executed in its name by its President or any Vice President and its Treasurer or Assistant Treasurer, dated as of the date of the Merger, to the effect that the representations and warranties RREEF Fund made in this Agreement are true and correct at and as of the Effective Time.

     7.3 RREEF Fund shall have delivered to ACCP as of the Effective Time confirmations or other adequate evidence as to the adjusted tax basis of RREEF Fund assets then delivered to ACCP in accordance with the terms of this Agreement.


8.   FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF ACCP AND RREEF FUND

The following shall constitute further conditions precedent to the consummation of the Merger, provided, however, that any of the following conditions may be waived by ACCP and RREEF Fund except for the conditions set forth in Sections 8.1:

     8.1 The Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the RREEF Fund shareholders in accordance with the provisions of its Articles of Incorporation and Bylaws and applicable law.

     8.2 ACCP's investment manager or RREEF Fund's investment advisor, as the case may be, shall have paid or agreed to pay the costs incurred by ACCP and RREEF Fund in connection with the Merger, including the fees and expenses associated with the preparation and filing of the Registration Statement, and the expenses of printing and mailing the Proxy Statement/Prospectus, soliciting proxies and holding the shareholders meeting required to approve the transactions contemplated by this Agreement.

     8.3 As of the Effective Time, no action, suit, injunction or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

     8.4 All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities deemed necessary by ACCP or RREEF Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of ACCP or RREEF Fund, provided that any party hereto may for itself waive any of such conditions.

     8.5 The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

     8.6 The parties shall have received the opinion of a law firm reasonably acceptable to RREEF Fund and ACCP, addressed to RREEF Fund, based in part on certain representations to be furnished by RREEF, ACCP, and ACCP's investment manager, substantially to the effect that:

          (a) The Merger will qualify as a "reorganization" under Section 368(a) of the Code, and RREEF Fund will qualify as a party to the reorganization under Section 368(b) of the Code;

          (b) RREEF Fund shareholders will recognize no income, gain or loss upon the exchange of RREEF Fund shares for ACRE Fund shares in the Merger;

          (c) The basis of ACRE Fund shares received by each RREEF Fund shareholder pursuant to the Merger will be the same as the basis of the RREEF Fund shares surrendered in exchange therefor;

          (d) The holding period of ACRE Fund shares received by each RREEF Fund shareholder pursuant to the Merger will include the period during which the shareholder held the RREEF Fund shares surrendered in exchange therefor, provided that such common shares were held as a capital asset at the Effective Time;

          (e) RREEF Fund will recognize no income, gain or loss by reason of the Merger;

          (f) The tax basis of the assets received by ACRE Fund pursuant to the Merger will be the same as the basis of those assets in the hands of RREEF Fund as of the Effective Time;

          (g) The holding period of the assets received by ACRE Fund pursuant to the Merger will include the period during which such assets were held by RREEF Fund; and

          (h) ACRE Fund will succeed to and take into account the earnings and profits, or deficit in earnings and profits, of RREEF Fund as of the Effective Time.

9.   FURTHER ASSURANCES

From time to time on and after the Effective Date, each party hereto agrees that it will execute and deliver or cause to be executed and delivered all such further assignments, assurances or other instruments, and shall take or cause to be taken all such further actions, as may be necessary or desirable to complete the Merger and the other transactions contemplated by this Agreement.

10.  ENTIRE AGREEMENT

ACCP and RREEF Fund each agree that it has not made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.  TERMINATION

This Agreement and the transactions contemplated hereby may be terminated and abandoned by mutual consent of the parties hereto by resolution of the parties' Boards of Directors, at any time prior to the Effective Time.

12.  AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of RREEF Fund and ACCP; provided, however, that following the meeting of RREEF Fund shareholders called pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of ACRE Fund shares to be issued to RREEF Fund's shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.  NOTICES

All notices and other communications hereunder shall be given or made in writing and shall be delivered personally, or sent by telex, telecopy, express delivery or registered or certified mail, postage prepaid, return receipt requested, to the party or parties to whom they are directed at the following addresses, or at such other addresses as may be designated by notice from such party to all other parties.



         To RREEF Fund:

                                    RREEF Real Estate Securities Advisers L.P.
                                    875 North Michigan Avenue, 41st Floor
                                    Chicago, Illinois  60611
                                    Attention: Kim G. Redding
                                    Copy to: Barry H. Braitman, Esq.
                                    (312) 266-9300 (office number)
                                    (312) 266-9346 (telecopy number)

         To ACCP:

                                    American Century Investments
                                    4500 Main Street
                                    Kansas City, Missouri 64111
                                    Attention: Patrick A. Looby, Esq.
                                    (816) 340-4349 (office number)
                                    (816) 340-4964 (telecopy number)

Any notice, demand or other communication given in a manner prescribed in this Section shall be deemed to have been delivered on receipt.

14.  MISCELLANEOUS

     14.1 The Article and Section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     14.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same agreement.

     14.3 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the prior written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

     14.4 The validity, interpretation and effect of this Agreement shall be governed exclusively by the laws of the State of Maryland, without giving effect to the principles of conflict of laws thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.


RREEF SECURITIES FUND, INC.         AMERICAN CENTURY CAPITAL
                                    PORTFOLIOS, INC.



By:___________________________      By: ___________________________
Kim G. Redding, President           William M. Lyons, Executive Vice President